UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 21, 2006

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2006, Cell Therapeutics, Inc. (the “Corporation”) entered into a Step-Up Equity Financing Agreement by and between Société Générale and the Corporation (the “Agreement”). Subject to certain conditions, the Agreement allows the Corporation to issue to Société Générale shares of the Corporation’s common stock, no par value (“Common Stock”) in a series of tranches over a period of 24 months, such period to commence upon the satisfaction of certain conditions as set forth in the Agreement. The Agreement allows the Corporation to initially issue up to €45 million worth of Common Stock based on a pre-determined formula and gives the Corporation the right to increase the total amount of all issuances under the Agreement to up to €60 million worth of Common Stock. Any Common Stock issued pursuant to the Agreement will be registered under the Corporation’s shelf registration statement and is to be resold by Société Générale on the Italian market. Any issuance of Common Stock pursuant to the Agreement is at the election of the Corporation, and the Corporation is not required to issue Common Stock pursuant to the Agreement. Société Générale’s obligation to purchase the Common Stock upon any request by the Corporation is subject to certain conditions as set forth in the Agreement.

The description of the terms of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Corporation knows of no material relationship between the Corporation or its affiliates and Société Générale other than in respect of the Agreement.

On June 21, 2006, the Company issued a press release announcing its entry into the Agreement, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached with this report on Form 8-K:

10.1	Step-Up Equity Financing Agreement, dated June 21, 2006, by and between Cell Therapeutics, Inc. and Société Générale

99.1	Press Release dated June 21, 2006 of Cell Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date:	June 23, 2006	By:	/S/ LOUIS A. BIANCO
Louis A. Bianco
Executive Vice President, Finance & Administration

EXHIBIT INDEX

Exhibit Number

10.1	Step-Up Equity Financing Agreement, dated June 21, 2006, by and between Cell Therapeutics, Inc. and Société Générale

99.1	Press Release dated June 21, 2006 of Cell Therapeutics, Inc.